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                            INNKEEPERS USA TRUST
                       TRUSTEES' SHARE INCENTIVE PLAN





                AMENDED AND RESTATED AS OF SEPTEMBER 23, 1994
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                                  ARTICLE I

                                 DEFINITIONS


1.01. Affiliate means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company, including an entity that becomes an Affiliate after the adoption of this Plan.

1.02. Award Date means the date of the first Board meeting after each annual meeting of the Company's shareholders.

1.03.    Board means the Board of Trustees of the Company.

1.04. Committee means the committee appointed by the Board to administer the Plan.

1.05.    Company means Innkeepers USA Trust.

1.06. Fair Market Value means, on any given date, the current fair market value of a Share as determined pursuant to subsection (a) or (b) below.

         (a) While the Company is a Non-Public Company, Fair Market Value shall be determined by the Board using any reasonable method in good faith.

         (b) While the Company is a Public Company, Fair Market Value shall be determined as follows: if the Shares are not listed on an established stock exchange, the Fair Market Value shall be the reported "closing" price of a Share in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc. If the Shares are listed on an established stock exchange or exchanges, Fair Market Value shall be deemed to be the highest closing price of a Share reported on that stock exchange or exchanges or, if no sale of Shares shall be made on any stock exchange on that day, then the next preceding day on which there was a sale. For purposes of this definition, the term
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"Public Company" means an entity that has sold securities pursuant to an effective registration statement on Form S-11 filed pursuant to the Securities Act of 1933, as amended and the term "Non-Public Company" means an entity that has never sold securities pursuant to an effective registration statement on Form S-11 filed pursuant to the Securities Act of 1933, as amended. 1.07. First Award Date means the date that the registration statement relating to the Company's initial public offering of Shares is declared effective by the Securities and Exchange Commission.

1.07. First Award Date means the date that the registration statement relating to the Company's initial public offering of Shares is declared effective by the Securities and Exchange Commission.

1.08. Founding Trustee means a Participant who is a member of the Board on the First Award Date.

1.09. Non-Founding Trustee means a Participant who is neither a Founding Trustee nor a Reelected Trustee.

1.10. Option means an option that entitles the holder to purchase Shares from the Company on the terms set forth in Article IV of this Plan.

1.11. Participant means a member of the Board who, on the First Award Date or applicable Award Date, is not an employee or officer of the Company or an Affiliate and who is not a member of the Committee. Participant also means an individual who is not an employee of the Company or an Affiliate and who is elected or appointed a member of the Board other than at an annual meeting of the Company's shareholders.

1.12.    Plan means the Innkeepers USA Trust Trustees' Share Incentive Plan.

1.13. Reelected Trustee means a Participant who, during the term of this Plan, ceases to be a member of the Board but is subsequently elected or appointed to the Board.





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1.14.    Shares means the common shares of the Company.

                                 ARTICLE II

                                  PURPOSES


         The Plan is intended to (i) assist the Company in recruiting and retaining trustees and (ii) promote a greater identity of interest between Participants and shareholders by enabling Participants to participate in the Company's future success.

                                 ARTICLE III

                               ADMINISTRATION


         The Plan shall be administered by the Committee. The Committee shall have authority to grant Options and award Shares upon such terms (not inconsistent with the provisions of the Plan) as the Committee may consider appropriate. In addition, the Committee shall have complete authority to interpret all provisions of the Plan; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to the Plan. All expenses of administering the Plan shall be borne by the Company.





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                                 ARTICLE IV

                                   OPTIONS

4.01. Grant of Options to Founding Trustees and Participants Elected at Annual Meeting. This Section 4.01 does not apply to Participants described in the first sentence of Section 4.02. Each Founding Trustee shall be granted an Option for 5,000 Shares on the First Award Date. Each Non-Founding Trustee shall be granted, on the first Award Date on which he is a member of the Board, and each Reelected Trustee shall receive, on the first Award Date after his reelection to the Board, an Option for a number of Shares determined in accordance with Section 4.03. Subject to the provisions of Article VII, an Option granted under this Section 4.01 shall be exercisable with respect to 1000 Shares on the first Award Date after the date on which such Option was granted, provided that the Participant is then a member of the Board, and with respect to an additional 1000 Shares subject to such Option on each successive Award Date, provided that the Participant is then a member of the Board.

4.02. Grant of Options to Other Participants. This Section 4.02 applies to Participants (other than Founding Trustees) who are elected or appointed to the Board other than at an annual meeting of the Company's shareholders. Each Participant to whom this Section 4.02 applies shall be granted, on the date of such appointment or election to the Board, an Option for a number of Shares determined in accordance with Section 4.03. Subject to the provisions of
Article VII, an Option granted under this Section 4.02 shall be exercisable with respect to 1000 Shares on the first anniversary of the date the Option was





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granted, provided that the Participant is then a member of the Board, and with respect to an additional 1000 Shares subject to such Option on each successive anniversary of the date the Option was granted, provided that the Participant is then a member of the Board. This Section 4.02 shall be effective as of the First Award Date, provided that the Company's shareholders approve the amendments to the Plan submitted to shareholders at the 1996 annual meeting of the Company's shareholders.

4.03. Number of Shares Subject to Options. Options granted (a) in 1995 shall cover 4,000 Shares; (b) in 1996 shall cover 3,000 Shares; (c) in 1997 shall cover 2,000 Shares; and (d) in 1998 shall cover 1,000 Shares.

4.04 Option Price and Payment. The price per share for Shares purchased on the exercise of an Option shall be the Fair Market Value on the date that the Option is granted. Payment of the Option price shall be made in cash, cash equivalent acceptable to the Committee, by the surrender of Shares or a combination thereof. If Shares are surrendered in payment of the Option price, the Shares surrendered must have an aggregate Fair Market Value (determined as of the day preceding the exercise date) that, together with any cash or cash equivalent paid, is not less than the Option price for the number of Shares for which this Option is being exercised.

4.05. Exercise. To the extent that an Option has become exercisable in accordance with Section 4.01 or 4.02, as applicable, it may be exercised whether or not the Participant is a member of the Board on the date or dates of exercise. An Option may be exercised with respect to any number of whole Shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to the remaining Shares subject





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to the Option.  All Options shall be evidenced by Agreements that shall be subject to the applicable provisions of this Plan and to such other provisions as the Committee may adopt.

4.06. Maximum Option Period. The maximum period during which an Option may be exercised shall be ten years from the date of grant. In the event of the Participant's death, the Option may be exercised by the Participant's estate or by such person or persons who succeed to the Participant's rights by will or the laws of descent and distribution following the Participant's death until the expiration of the Option period. Participant's estate or such person or persons may exercise the Option with respect to all or part of the number of Shares for which participant could have exercised the Option on the date of his death.

4.07. Nontransferability. An Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom an Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

4.08. Shareholder Rights. No Participant shall have any rights as a shareholder with respect to Shares subject to his or her Option until the date of exercise of such Option.

4.09. Shares Subject to Options. Upon the exercise of any Option, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), Shares from its previously authorized but unissued Shares.





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                                  ARTICLE V
                                SHARE AWARDS


5.01.    Grant of Share Awards to Founding Trustees and Participants
Elected at Annual Meeting. This Section 5.01 does not apply to Participants described in the first sentence of Section 5.02. Each Founding Trustee will be awarded 7500 Shares on the First Award Date. Each Non-Founding Trustee will be awarded, on the first Award Date on which he is a member of the Board, a whole number of Shares having an aggregate Fair Market Value on that date that as nearly as possible equals, but does not exceed, $75,000. Each Reelected Trustee will be awarded, on the first Award Date following his reelection to the Board, a number of Shares having an aggregate Fair Market Value on that date that as nearly as possible equals, but does not exceed (i) $75,000 minus
(ii) the Fair Market Value of any Shares previously awarded to him under this
Article V that had vested pursuant to this Section 5.01 or Section 5.02, as applicable. For purposes of the preceding sentence, the Fair Market value of the previously awarded Shares shall be determined as of the date such Shares were issued to the Participant.

         Twenty percent (20%) of the Shares issued to a Participant under this Section 5.01 shall be immediately and fully vested as of the First Award Date or Award Date, as applicable. On each subsequent Award Date on which the Participant is a member of the Board, an additional twenty percent (20%) of the Shares issued to such Participant shall become fully vested; provided, however, that if such subsequent Award Date falls in 1994, no additional Shares that were awarded as of the First Award Date shall become vested on that date. If a Participant is not a member of the Board on any Award Date on which a





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portion of the Shares issued to him would otherwise become vested under this section, (a) no additional Shares shall become vested on that date, and (b) the Participant shall have no further right to or interest in any Shares issued to him under the Plan that were not vested prior to that date.

5.02. Grant of Share Awards to Other Participants. This Section applies to Participants (other than Founding Trustees) who are elected or appointed to the Board other than at an annual meeting of the Company's shareholders. Each Participant to whom this Section 5.02 applies will be awarded, on the date of such appointment or election, a whole number of Shares having an aggregate Fair Market Value on that date that as nearly as possible equals, but does not exceed, $75,000. Each Reelected Trustee to whom this Section 5.02 applies will be awarded, on the date of his appointment or election to the Board, a number of Shares having an aggregate Fair Market Value on that date that as nearly as possible equals, but does not exceed (i) $75,000 minus (ii) the Fair Market Value of the Shares previously awarded to him under this Article V that had vested pursuant to Section 5.01 or this Section 5.02, as applicable. For purposes of the preceding sentence, the Fair Market value of the previously awarded Shares shall be determined as of the date such Shares were issued to the Participant.

         Twenty percent (20%) of the Shares issued to a Participant under this Section 5.02 shall be immediately and fully vested as of the date the Shares are granted to the Participant. On each subsequent anniversary of the date the Shares were granted, an additional twenty percent (20%) of the Shares issued to such Participant shall become fully vested if Participant is a member of the Board on that date. If a Participant is not a member





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of the Board on any date on which a portion of the Shares issued to him would otherwise become vested under this section, (a) no additional Shares shall become vested on that date, and (b) the Participant shall have no further right to or interest in any Shares issued to him under the Plan that were not vested prior to that date.

               This Section 5.02 shall be effective as of the First Award Date, provided that the Company's shareholders approve the amendments to the Plan submitted to shareholders at the 1996 annual meeting of the Company's shareholders.

5.03. Transferability. A Participant may not pledge, exchange, hypothecate, bequeath, or otherwise transfer any Shares issued to such Participant under the Plan until such Shares are vested pursuant to
Section 5.01 or 5.02, as applicable. Any transfer of Shares permitted under this Plan is subject to restrictions imposed by federal and state securities and other laws.

5.04. Shareholder Rights. Until such time as a Share issued to a Participant under this Plan is vested pursuant to Section 5.01 or 5.02, as applicable, the Company shall retain custody of the certificate evidencing such Share and shall hold a stock power endorsed in blank with respect to such Share, which stock power is to be provided to the Company by the Participant as soon as reasonably possible after the date on which Shares are issued to him.
A Participant will have the right to vote all Shares issued to him under this Plan and to receive all dividends thereon, for as long as the Participant continues to serve as a member of the Board, notwithstanding that a portion of the Shares issued to the Participant is not vested pursuant to Section 5.01 or 5.02, as applicable. On the date that the Participant ceases to be a member of the Board, all voting rights and all rights to receive dividends with





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respect to any Shares not yet vested pursuant to section 5.01 or 5.02, as applicable, shall immediately terminate.

5.05. Shares Subject to Awards. Upon the award of Shares in accordance with this Article V, the Company may issue Shares from its authorized but unissued Shares.

                                 ARTICLE VI

        ADJUSTMENT IN AGGREGATE OUTSTANDING OPTIONS AND SHARE AWARDS
                      UPON CHANGE IN COMMON SHARES AND
           ADJUSTMENT IN OPTIONS AND SHARE AWARDS MADE THEREAFTER


         The provisions of this Plan shall be revised as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more Share dividends, Share split-ups, subdivisions or consolidation of Shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Committee, necessitates such action. Any determination made under this
Article VI by the Committee shall be final and conclusive.

               The issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares that will be issued as of any applicable Award Date.





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                                 ARTICLE VII

            COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES


         No Shares shall be issued and no certificates for Shares shall be delivered under the Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's Shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Shares shall be issued and no certificate for Shares shall be delivered under the Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.


                                ARTICLE VIII

                             GENERAL PROVISIONS


8.01. Unfunded Plan. The Plan, insofar as it provides for awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by awards under the Plan. Any liability of the Company to any person with respect to any award to be made under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company





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shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

8.02. Rules of Construction. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                 ARTICLE IX

                                  AMENDMENT


         The Board may amend from time to time or terminate the Plan at any time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment materially (a) increases the aggregate number of Shares that may be issued under this Plan (other than an adjustment authorized under Article VI), (b) increases the benefits to be awarded under the Plan or (c) changes the class of individuals eligible to become Participants. The preceding sentence to the contrary notwithstanding, the Plan may not be amended more than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.





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                                  ARTICLE X

                              DURATION OF PLAN


               No Shares may be awarded and no Options may be granted under the Plan after the Award Date in 1998. An award of Shares during the term of the Plan shall remain in effect in accordance with its terms notwithstanding the expiration of the Plan.

                                 ARTICLE XI

                           EFFECTIVE DATE OF PLAN


               Shares may be issued under the Plan on the First Award Date, provided that the Plan has been approved (at a duly held shareholders' meeting at which a quorum is present) by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, or by unanimous consent of the Company's shareholders. Options may be granted under this Plan upon its adoption by the Board, but no Option will be effective or exercisable unless this Plan is approved by shareholders in accordance with the preceding sentence.





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